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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 APRIL 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                              LEDGER CAPITAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-22224



                WISCONSIN                                        39-1762467
      ----------------------------                           -------------------
      (State or other jurisdiction                             (I.R.S.Employer
           of incorporation)                                 Identification No.)


     5555 N. PORT WASHINGTON ROAD
         GLENDALE, WISCONSIN                                        53217
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(Address of principal executive offices)                         (Zip Code)



                                 (414) 290-7900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     On April 30, 2001, Ledger Capital Corp. (the "Company") issued a press release announcing that it would restate its previously reported results of operations for the fiscal year ended June 30, 2000 and the first two quarters of fiscal 2001, September 30, 2000 and December 31, 2000. The press release indicated that the restatement of the applicable financial statements was the result of a mathematical error in the way in which interest income was being accrued on certain purchased commercial real estate mortgage and multi-family residential loans. The error resulted from an inadvertent erroneous set-up of the loans in the Company's outsourced data processing system. The effect of the restatement for the fiscal year ended June 30, 2000 was an increase in interest income of $543,000, an increase in non-interest expense of $146,000, for additional compensation required to be accrued under the Company's Annual Incentive Plan, and an increase in net income of $241,000 or $0.09 per share. The effect of the restatement for the six months ended December 31, 2000 was an increase in interest income of $314,000 and an increase in net income of $190,000 or $0.07 per share. The effects of these restatements are reflected in more detail on the "Restated Financial Data Schedule" attached as an exhibit to the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

     99 Press Release, dated April 30, 2001, describing reasons for restating results of operations for the fiscal year ended June 30, 2000 and the six months ended December 31, 2000.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LEDGER CAPITAL CORP.


Date: April 30, 2001                      By:
      ----------------------------            ----------------------------------
                                              Arthur E. Thompson
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
  99 Press Release, dated April 30, 2001, describing reasons for restating results of operations for the fiscal year ended June 30, 2000 and the six months ended December 31, 2000.